UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21861

AMERICAN CENTURY GROWTH FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	07-31

Date of reporting period:	07-31-2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT	JULY 31, 2015

Legacy Focused Large Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Helped Trigger Market Volatility

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. These central bank moves helped trigger big swings in market returns.

In October 2014, the U.S. Federal Reserve ended its latest bond-buying program (quantitative easing, QE). But while QE was ending in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodities prices, most notably oil. Low inflation also prevailed, after crude oil prices plunged amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Russia/Ukraine, Greece, China, and the Middle East.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

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Performance

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACFOX	7.55%	14.96%	7.44%	5/31/06
S&P 500 Index	—	11.21%	16.24%	7.92%	—
Institutional Class	ACFSX	7.74%	15.19%	7.66%	5/31/06
R Class	ACFCX	7.04%	14.38%	6.90%	5/31/06
Advisor Class	ACFDX	7.26%	14.66%	7.17%	5/31/06

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $19,317

S&P 500 Index — $20,119

*From May 31, 2006, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R Class	Advisor Class
1.10%	0.90%	1.60%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

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Portfolio Commentary

Portfolio Managers: John T. Small Jr. and Stephen Pool

Performance Summary

Legacy Focused Large Cap returned 7.55%* for the 12 months ended July 31, 2015, lagging the 11.21% return of the portfolio’s benchmark, the S&P 500 Index.

U.S. stock indices delivered solid returns during the reporting period, despite weakness in the final months due primarily to global economic concerns. Within the S&P 500 Index, health care was the top-performing sector, returning more than 27%. Consumer discretionary, consumer staples, and financials stocks also posted strong results that outpaced the benchmark average. Energy stocks were hurt by falling commodity prices and fell sharply, losing more than 25%. Materials and telecommunication services stocks declined modestly.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics that identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection among information technology stocks was a major detractor to fund performance relative to the S&P 500 Index, especially in the IT services and technology hardware, storage and peripherals industries. Stock choices in the consumer discretionary sector also hampered results. The consumer staples sector was a significant contributor to relative performance, aided by both stock selection and an overweight allocation to the sector. Stock decisions in the industrials and health care sectors also benefited results.

Information Technology and Consumer Discretionary Stocks Detracted

Stock selection among information technology stocks, especially IT services and technology hardware, storage and peripherals companies, hurt relative results. In IT services, holdings in International Business Machines and Alliance Data Systems were key detractors. IBM was eliminated. Computer, printer, and storage company Hewlett-Packard detracted, as did holding lighter-than-benchmark exposure to Apple, which benefited from new product launches.

Consumer discretionary stocks also hurt results. Although the portfolio includes Amazon.com, it is underweight the stock relative to the S&P 500 Index. The internet retailer performed well in the period after reporting results that detailed its cloud hosting business for the first time. This information gave more clarity into the impact of this business on the firm’s overall growth and profitability and led to an increase in the stock price. Declining oil prices hampered stocks in the energy sector and related industries. Although stock selection in energy was helpful relative to the benchmark, Anadarko Petroleum and Chevron were major detractors. Anadarko was eliminated.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

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Consumer Staples and Industrials Were Key Contributors

Consumer staples stocks were significant contributors, led by positioning among beverage companies. No beverage firms were held at the end of the period. Food and staples retailers such as CVS Health also benefited sector results. CVS reported strong revenue and earnings growth and has benefited from a healthier image after dropping tobacco products. Underweighting railroads aided results in the industrials sector, as lower commodity prices hampered coal and oil volumes.

Pharmaceuticals and health care providers and services companies aided results. The fund’s top overall contributor was pharmaceutical firm Hospira, which was acquired during the period by another fund holding, Pfizer, and so is no longer in the portfolio. The fund’s holding in Allergan was another top contributor as Actavis acquired the pharmaceutical company. Neither stock was in the portfolio at the end of the period.

Outlook

The U.S. economy has grown modestly but expectations for rising interest rates in the U.S. and global economic concerns suggest continued volatility. Whatever the conditions, we will continue to employ a disciplined investment approach that uses a quantitative process that combines the market environment and company-specific characteristics to identify opportunities in any given market environment. The quantitative model allows us to uncover large-cap investment opportunities across the growth and value spectrums.

5

Fund Characteristics

JULY 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	3.8%
Berkshire Hathaway, Inc., Class A	3.2%
Wells Fargo & Co.	2.9%
Celgene Corp.	2.8%
Boeing Co. (The)	2.7%
Comcast Corp., Class A	2.7%
Home Depot, Inc. (The)	2.7%
CVS Health Corp.	2.6%
Mallinckrodt plc	2.6%
Acuity Brands, Inc.	2.6%

Top Five Industries	% of net assets
Pharmaceuticals	5.9%
Technology Hardware, Storage and Peripherals	5.9%
Oil, Gas and Consumable Fuels	5.8%
Banks	5.2%
Food and Staples Retailing	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	1.1%
Other Assets and Liabilities	0.1%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1)2/1/15 - 7/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,048.00	$5.64	1.11%
Institutional Class	$1,000	$1,048.40	$4.62	0.91%
R Class	$1,000	$1,044.70	$8.16	1.61%
Advisor Class	$1,000	$1,045.70	$6.90	1.36%
Hypothetical
Investor Class	$1,000	$1,019.29	$5.56	1.11%
Institutional Class	$1,000	$1,020.28	$4.56	0.91%
R Class	$1,000	$1,016.81	$8.05	1.61%
Advisor Class	$1,000	$1,018.05	$6.81	1.36%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

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Schedule of Investments

JULY 31, 2015

	Shares	Value
COMMON STOCKS — 98.8%
Aerospace and Defense — 2.7%
Boeing Co. (The)	2,534	$365,327
Airlines — 1.5%
Ryanair Holdings plc ADR	2,656	196,836
Banks — 5.2%
U.S. Bancorp	6,937	313,621
Wells Fargo & Co.	6,686	386,919
		700,540
Biotechnology — 4.8%
Amgen, Inc.	1,544	272,655
Celgene Corp.(1)	2,826	370,912
		643,567
Chemicals — 1.8%
LyondellBasell Industries NV, Class A	2,614	245,272
Communications Equipment — 2.2%
Cisco Systems, Inc.	10,470	297,557
Consumer Finance — 2.5%
Capital One Financial Corp.	4,066	330,566
Diversified Financial Services — 3.2%
Berkshire Hathaway, Inc., Class A(1)	2	428,000
Diversified Telecommunication Services — 2.5%
Verizon Communications, Inc.	7,196	336,701
Electric Utilities — 2.1%
Exelon Corp.	8,734	280,274
Electrical Equipment — 2.6%
Acuity Brands, Inc.	1,749	351,881
Energy Equipment and Services — 0.8%
Halliburton Co.	2,443	102,093
Food and Staples Retailing — 5.1%
CVS Health Corp.	3,146	353,830
Wal-Mart Stores, Inc.	4,659	335,355
		689,185
Food Products — 3.9%
Archer-Daniels-Midland Co.	6,917	328,004
Pilgrim's Pride Corp.	8,993	194,609
		522,613
Health Care Providers and Services — 4.7%
Aetna, Inc.	2,664	300,952
McKesson Corp.	1,531	337,693
		638,645

9

	Shares	Value
Hotels, Restaurants and Leisure — 1.9%
Yum! Brands, Inc.	2,997	$263,017
Industrial Conglomerates — 2.5%
General Electric Co.	12,911	336,977
Insurance — 4.5%
ACE Ltd.	3,129	340,341
Aflac, Inc.	4,247	272,021
		612,362
Internet and Catalog Retail — 0.9%
Amazon.com, Inc.(1)	220	117,953
Internet Software and Services — 2.5%
MercadoLibre, Inc.	2,533	331,038
IT Services — 2.5%
Alliance Data Systems Corp.(1)	1,219	335,274
Machinery — 1.9%
Caterpillar, Inc.	3,178	249,886
Media — 2.7%
Comcast Corp., Class A	5,816	362,976
Multi-Utilities — 1.7%
PG&E Corp.	4,352	228,523
Multiline Retail — 2.6%
Macy's, Inc.	5,083	351,032
Oil, Gas and Consumable Fuels — 5.8%
Chevron Corp.	2,620	231,818
EOG Resources, Inc.	3,053	235,661
Exxon Mobil Corp.	3,963	313,909
		781,388
Pharmaceuticals — 5.9%
Mallinckrodt plc(1)	2,840	352,046
Mylan NV(1)	2,131	119,315
Pfizer, Inc.	9,146	329,805
		801,166
Semiconductors and Semiconductor Equipment — 2.1%
Intel Corp.	9,781	283,160
Software — 4.9%
Fortinet, Inc.(1)	7,103	339,097
Microsoft Corp.	6,942	324,192
		663,289
Specialty Retail — 2.7%
Home Depot, Inc. (The)	3,097	362,442
Technology Hardware, Storage and Peripherals — 5.9%
Apple, Inc.	4,186	507,762
Hewlett-Packard Co.	9,212	281,150
		788,912
Tobacco — 2.2%
Philip Morris International, Inc.	3,466	296,447
TOTAL COMMON STOCKS (Cost $12,636,787)		13,294,899

10

	Shares	Value
TEMPORARY CASH INVESTMENTS — 1.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 1.625%, 1/31/19 - 7/31/19, valued at $24,564), in a joint trading account at 0.11%, dated 7/31/15, due 8/3/15 (Delivery value $24,025)		$24,025
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 12/31/18, valued at $29,472), in a joint trading account at 0.05%, dated 7/31/15, due 8/3/15 (Delivery value $28,831)		28,831
State Street Institutional Liquid Reserves Fund, Premier Class	96,167	96,167
TOTAL TEMPORARY CASH INVESTMENTS (Cost $149,023)		149,023
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $12,785,810)		13,443,922
OTHER ASSETS AND LIABILITIES — 0.1%		9,738
TOTAL NET ASSETS — 100.0%		$13,453,660

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	172,112	EUR	155,812	UBS AG	8/31/15	$934
USD	4,521	EUR	4,109	UBS AG	8/31/15	7
						$941

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

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Statement of Assets and Liabilities

JULY 31, 2015
Assets
Investment securities, at value (cost of $12,785,810)	$13,443,922
Receivable for capital shares sold	3,643
Unrealized appreciation on forward foreign currency exchange contracts	941
Dividends and interest receivable	18,716
13,467,222

Liabilities
Payable for capital shares redeemed	511
Accrued management fees	12,701
Distribution and service fees payable	350
13,562

Net Assets	$13,453,660

Net Assets Consist of:
Capital (par value and paid-in surplus)	$20,928,476
Undistributed net investment income	133,685
Accumulated net realized loss	(8,267,554)
Net unrealized appreciation	659,053
$13,453,660

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$12,309,321	722,527	$17.04
Institutional Class, $0.01 Par Value	$32,673	1,911	$17.10
R Class, $0.01 Par Value	$509,705	30,322	$16.81
Advisor Class, $0.01 Par Value	$601,961	35,567	$16.92

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JULY 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $164)	$254,217
Interest	42
254,259

Expenses:
Management fees	149,169
Distribution and service fees:
R Class	2,395
Advisor Class	1,622
Directors' fees and expenses	475
Other expenses	805
154,466

Net investment income (loss)	99,793

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,257,959
Foreign currency transactions	11,343
1,269,302

Change in net unrealized appreciation (depreciation) on:
Investments	(439,944)
Translation of assets and liabilities in foreign currencies	941
(439,003)

Net realized and unrealized gain (loss)	830,299

Net Increase (Decrease) in Net Assets Resulting from Operations	$930,092

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$99,793	$175,492
Net realized gain (loss)	1,269,302	1,451,944
Change in net unrealized appreciation (depreciation)	(439,003)	377,333
Net increase (decrease) in net assets resulting from operations	930,092	2,004,769

Distributions to Shareholders
From net investment income:
Investor Class	(158,378)	(110,585)
Institutional Class	(288)	(196)
R Class	(3,703)	(99)
Advisor Class	(7,131)	(1,779)
Decrease in net assets from distributions	(169,500)	(112,659)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(3,241,894)	3,920,425

Net increase (decrease) in net assets	(2,481,302)	5,812,535

Net Assets
Beginning of period	15,934,962	10,122,427
End of period	$13,453,660	$15,934,962

Undistributed net investment income	$133,685	$169,463

 See Notes to Financial Statements.

14

Notes to Financial Statements

JULY 31, 2015

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Legacy Focused Large Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the R Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

15

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

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Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.10% for the Investor Class, R Class and Advisor Class. The annual management fee schedule ranges from 0.60% to 0.90% for the Institutional Class. The effective annual management fee for each class for the year ended July 31, 2015 was 1.10% for the Investor Class, R Class and Advisor Class and 0.90% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2015 were $28,952,725 and $31,821,814, respectively.

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5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	237,522	$4,043,709	507,172	$7,734,709
Issued in reinvestment of distributions	9,661	154,581	7,242	105,957
Redeemed	(448,114)	(7,411,583)	(317,893)	(4,740,443)
	(200,931)	(3,213,293)	196,521	3,100,223
Institutional Class
Sold	750	13,139	—	—
Issued in reinvestment of distributions	18	288	13	196
	768	13,427	13	196
R Class
Sold	4,976	82,269	25,303	400,857
Issued in reinvestment of distributions	234	3,703	7	99
Redeemed	(1,612)	(26,729)	—	—
	3,598	59,243	25,310	400,956
Advisor Class
Sold	3,306	56,261	62,003	971,139
Issued in reinvestment of distributions	448	7,131	122	1,779
Redeemed	(9,792)	(164,663)	(34,628)	(553,868)
	(6,038)	(101,271)	27,497	419,050
Net increase (decrease)	(202,603)	$(3,241,894)	249,341	$3,920,425

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$13,294,899	—	—
Temporary Cash Investments	96,167	$52,856	—
	$13,391,066	$52,856	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$941	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $222,770.

The value of foreign currency risk derivative instruments as of July 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $941 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended July 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $11,343 in net realized gain (loss) on foreign currency transactions and $941 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$169,500	$112,659
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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As of July 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,858,824
Gross tax appreciation of investments	$908,977
Gross tax depreciation of investments	(323,879)
Net tax appreciation (depreciation) of investments	585,098
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$585,098
Undistributed ordinary income	$134,626
Accumulated short-term capital losses	$(8,194,540)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(3,853,322) and $(4,341,218) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$16.06	0.13	1.07	1.20	(0.22)	$17.04	7.55%	1.11%	0.76%	216%	$12,309
2014	$13.61	0.22	2.37	2.59	(0.14)	$16.06	19.16%	1.10%	1.46%	228%	$14,829
2013	$11.11	0.17	2.62	2.79	(0.29)	$13.61	25.74%	1.11%	1.39%	253%	$9,897
2012	$10.65	0.25	0.33	0.58	(0.12)	$11.11	5.54%	1.11%	2.39%	243%	$6,975
2011	$9.15	0.11	1.53	1.64	(0.14)	$10.65	18.07%	1.11%	1.04%	271%	$7,638
Institutional Class
2015	$16.12	0.17	1.06	1.23	(0.25)	$17.10	7.74%	0.91%	0.96%	216%	$33
2014	$13.67	0.25	2.37	2.62	(0.17)	$16.12	19.32%	0.90%	1.66%	228%	$18
2013	$11.14	0.19	2.65	2.84	(0.31)	$13.67	26.19%	0.91%	1.59%	253%	$15
2012	$10.69	0.27	0.32	0.59	(0.14)	$11.14	5.64%	0.91%	2.59%	243%	$12
2011	$9.18	0.13	1.54	1.67	(0.16)	$10.69	18.36%	0.91%	1.24%	271%	$33
R Class
2015	$15.84	0.04	1.07	1.11	(0.14)	$16.81	7.04%	1.61%	0.26%	216%	$510
2014	$13.43	0.06	2.42	2.48	(0.07)	$15.84	18.51%	1.60%	0.96%	228%	$423
2013	$10.96	0.11	2.60	2.71	(0.24)	$13.43	25.20%	1.61%	0.89%	253%	$19
2012	$10.51	0.20	0.32	0.52	(0.07)	$10.96	4.98%	1.61%	1.89%	243%	$15
2011	$9.03	0.05	1.52	1.57	(0.09)	$10.51	17.49%	1.61%	0.54%	271%	$18

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For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Advisor Class
2015	$15.95	0.09	1.06	1.15	(0.18)	$16.92	7.26%	1.36%	0.51%	216%	$602
2014	$13.53	0.16	2.37	2.53	(0.11)	$15.95	18.75%	1.35%	1.21%	228%	$664
2013	$11.03	0.14	2.62	2.76	(0.26)	$13.53	25.62%	1.36%	1.14%	253%	$191
2012	$10.58	0.23	0.31	0.54	(0.09)	$11.03	5.21%	1.36%	2.14%	243%	$215
2011	$9.09	0.06	1.55	1.61	(0.12)	$10.58	17.78%	1.36%	0.79%	271%	$399

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Focused Large Cap Fund (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Focused Large Cap Fund of American Century Growth Funds, Inc. as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 17, 2015

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	78	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	78	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	78	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	78	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	78	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	78	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	78	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	78	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

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Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

27

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

28

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2015.

For corporate taxpayers, the fund hereby designates $169,500, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2015 as qualified for the corporate dividends received deduction.

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86673 1509

ANNUAL REPORT	JULY 31, 2015

Legacy Large Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Helped Trigger Market Volatility

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. These central bank moves helped trigger big swings in market returns.

In October 2014, the U.S. Federal Reserve ended its latest bond-buying program (quantitative easing, QE). But while QE was ending in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodities prices, most notably oil. Low inflation also prevailed, after crude oil prices plunged amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Russia/Ukraine, Greece, China, and the Middle East.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACGOX	11.08%	16.70%	8.12%	5/31/06
Russell 1000 Growth Index	—	16.08%	17.74%	9.61%	—
Institutional Class	ACGHX	11.33%	16.93%	8.33%	5/31/06
R Class	ACGEX	10.52%	16.11%	7.58%	5/31/06
Advisor Class	ACGDX	10.78%	16.39%	7.85%	5/31/06

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $20,463

Russell 1000 Growth Index — $23,196

*From May 31, 2006, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R Class	Advisor Class
1.10%	0.90%	1.60%	1.35%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Portfolio Commentary

Portfolio Managers: John T. Small Jr. and Stephen Pool

Performance Summary

Legacy Large Cap returned 11.08%* for the 12 months ended July 31, 2015, lagging the 16.08% return of the portfolio’s benchmark, the Russell 1000 Growth Index.

U.S. stock indices delivered solid returns during the reporting period, despite weakness in the final months due primarily to global economic concerns. Within the Russell 1000 Growth Index, health care was the top-performing sector, returning nearly 32%. Consumer discretionary, consumer staples, and information technology stocks also posted strong results that outpaced the benchmark average. Energy stocks were hurt by falling commodity prices and fell sharply, losing more than 27%. Utilities and telecommunication services stocks declined modestly.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics that identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection, especially in the information technology sector, was the primary source of underperformance relative to the Russell 1000 Growth Index. Stock selection in health care, industrials, and energy benefited relative results.

Information Technology Stocks Led Detractors

Stock selection in the information technology sector, especially among technology hardware, storage and peripherals companies, hampered relative results. Key detractors included Hewlett-Packard, which is not a benchmark component, and lighter-than-benchmark exposure to Apple, which benefited from new product launches. Holdings in the semiconductors and semiconductor equipment industry also weighed on results as the industry faltered in 2015 on global concerns, reduced PC demand, and other factors. Micron Technology and Intel were major detractors in the industry. Micron Technology was eliminated.

Stock choices in the consumer discretionary sector detracted as well. An underweight allocation to Amazon.com relative to the Russell 1000 Growth Index hurt results. The internet retailer performed well after reporting results that detailed its cloud hosting business for the first time. This information gave more clarity into the impact of this business on the firm’s overall growth and profitability and led to an increase in the stock price. The position was eliminated during the period. Elsewhere, energy stocks were hit hard by falling oil and commodity prices. Although stock selection in the sector was beneficial relative to the benchmark, oil and gas exploration and production company EOG Resources was a significant detractor. The stock was eliminated.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

4

Health Care and Industrials Stocks Were Top Contributors

Health care stocks were top contributors to relative results, led by health care providers and services companies, which are seeing increased volumes due to the Affordable Care Act. Specialty pharmaceutical firm AmerisourceBergen was a key contributor in the sector, although it was eliminated prior to the end of the reporting period. The company reported good results with better-than-expected margins and strong sales of hepatitis C drugs. The company is seeing benefits from its distribution deal with Walgreens and is well positioned to profit from the emerging biosimilar drug market. The fund’s holding in Allergan was another top contributor as Actavis acquired the pharmaceutical company. Neither stock was in the portfolio at the end of the period.

Stock selection in industrials aided results, especially positioning in the road and rail industry, where the portfolio avoided a number of railroads that have been hurt by decreased volumes due to falling energy prices. Positioning in the energy sector was similarly beneficial as not owning several struggling benchmark names aided results.

Outlook

The U.S. economy has grown modestly but expectations for rising interest rates in the U.S. and global economic concerns suggest continued volatility. Whatever the conditions, we will continue to employ a disciplined investment approach that uses a quantitative process that combines the market environment and company-specific characteristics to identify opportunities in any given market environment. The quantitative model allows us to uncover large-cap investment opportunities across the growth and value spectrums.

5

Fund Characteristics

JULY 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	6.4%
Lowe's Cos., Inc.	3.0%
Chipotle Mexican Grill, Inc.	2.5%
Brown-Forman Corp., Class B	2.4%
Boeing Co. (The)	2.4%
MasterCard, Inc., Class A	2.4%
Comcast Corp., Class A	2.3%
Gilead Sciences, Inc.	2.3%
Verisk Analytics, Inc., Class A	2.3%
MercadoLibre, Inc.	2.3%

Top Five Industries	% of net assets
Biotechnology	8.3%
Technology Hardware, Storage and Peripherals	8.0%
IT Services	7.5%
Software	6.8%
Pharmaceuticals	5.8%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.4%
Other Assets and Liabilities	0.2%

6

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1) 2/1/15 - 7/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,067.80	$5.69	1.11%
Institutional Class	$1,000	$1,068.80	$4.67	0.91%
R Class	$1,000	$1,065.40	$8.24	1.61%
Advisor Class	$1,000	$1,066.90	$6.97	1.36%
Hypothetical
Investor Class	$1,000	$1,019.29	$5.56	1.11%
Institutional Class	$1,000	$1,020.28	$4.56	0.91%
R Class	$1,000	$1,016.81	$8.05	1.61%
Advisor Class	$1,000	$1,018.05	$6.81	1.36%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

8

Schedule of Investments

JULY 31, 2015

	Shares	Value
COMMON STOCKS — 99.4%
Aerospace and Defense — 2.4%
Boeing Co. (The)	4,020	$579,563
Air Freight and Logistics — 1.7%
United Parcel Service, Inc., Class B	3,973	406,676
Airlines — 1.4%
Ryanair Holdings plc ADR	4,685	347,205
Auto Components — 2.0%
Delphi Automotive plc	6,241	487,297
Beverages — 4.4%
Brown-Forman Corp., Class B	5,388	584,113
PepsiCo, Inc.	5,160	497,166
		1,081,279
Biotechnology — 8.3%
Amgen, Inc.	3,024	534,008
Biogen, Inc.(1)	1,240	395,287
Celgene Corp.(1)	3,552	466,200
Gilead Sciences, Inc.	4,825	568,675
Insys Therapeutics, Inc.(1)	1,317	59,160
		2,023,330
Chemicals — 3.8%
LyondellBasell Industries NV, Class A	4,742	444,942
Sherwin-Williams Co. (The)	1,769	491,357
		936,299
Diversified Telecommunication Services — 1.8%
Verizon Communications, Inc.	9,544	446,564
Electrical Equipment — 0.7%
Acuity Brands, Inc.	878	176,645
Food and Staples Retailing — 1.8%
Wal-Mart Stores, Inc.	6,071	436,991
Food Products — 2.4%
Archer-Daniels-Midland Co.	5,113	242,459
Pilgrim's Pride Corp.	15,611	337,822
		580,281
Health Care Equipment and Supplies — 1.0%
DexCom, Inc.(1)	2,799	236,935
Health Care Providers and Services — 3.9%
HCA Holdings, Inc.(1)	4,371	406,547
UnitedHealth Group, Inc.	4,552	552,613
		959,160
Hotels, Restaurants and Leisure — 3.3%
Chipotle Mexican Grill, Inc.(1)	822	610,113

9

	Shares	Value
Domino's Pizza, Inc.	1,638	$186,470
		796,583
Insurance — 2.8%
Aflac, Inc.	3,556	227,762
Amtrust Financial Services, Inc.	6,409	445,489
		673,251
Internet and Catalog Retail — 3.6%
Netflix, Inc.(1)	4,382	500,906
TripAdvisor, Inc.(1)	4,699	373,007
		873,913
Internet Software and Services — 4.4%
Facebook, Inc., Class A(1)	5,660	532,097
MercadoLibre, Inc.	4,231	552,949
		1,085,046
IT Services — 7.5%
Alliance Data Systems Corp.(1)	1,750	481,320
International Business Machines Corp.	3,166	512,860
MasterCard, Inc., Class A	5,879	572,615
MAXIMUS, Inc.	3,955	269,771
		1,836,566
Media — 4.6%
Comcast Corp., Class A	9,125	569,491
Walt Disney Co. (The)	4,598	551,760
		1,121,251
Multiline Retail — 0.9%
Target Corp.	2,630	215,266
Oil, Gas and Consumable Fuels — 0.4%
EQT GP Holdings LP(1)	2,786	90,851
Personal Products — 2.1%
Estee Lauder Cos., Inc. (The), Class A	5,758	513,095
Pharmaceuticals — 5.8%
Jazz Pharmaceuticals plc(1)	1,572	302,201
Johnson & Johnson	4,261	426,995
Pfizer, Inc.	14,897	537,186
Valeant Pharmaceuticals International, Inc.(1)	549	141,384
		1,407,766
Professional Services — 2.3%
Verisk Analytics, Inc., Class A(1)	7,185	561,220
Real Estate Investment Trusts (REITs) — 2.2%
ProLogis, Inc.	13,011	528,377
Semiconductors and Semiconductor Equipment — 1.0%
Intel Corp.	8,203	237,477
Software — 6.8%
Aspen Technology, Inc.(1)	9,975	442,691
Fortinet, Inc.(1)	3,834	183,035
Microsoft Corp.	10,629	496,374

10

	Shares	Value
Oracle Corp.	13,240	$528,806
		1,650,906
Specialty Retail — 4.9%
L Brands, Inc.	5,757	464,705
Lowe's Cos., Inc.	10,680	740,765
		1,205,470
Technology Hardware, Storage and Peripherals — 8.0%
Apple, Inc.	12,807	1,553,489
Hewlett-Packard Co.	12,710	387,909
		1,941,398
Textiles, Apparel and Luxury Goods — 1.9%
Under Armour, Inc., Class A(1)	4,642	461,090
Tobacco — 1.3%
Reynolds American, Inc.	3,676	315,364
TOTAL COMMON STOCKS (Cost $22,166,497)		24,213,115
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 1.625%, 1/31/19 - 7/31/19, valued at $16,692), in a joint trading account at 0.11%, dated 7/31/15, due 8/3/15 (Delivery value $16,326)		16,326
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 12/31/18, valued at $20,027), in a joint trading account at 0.05%, dated 7/31/15, due 8/3/15 (Delivery value $19,591)		19,591
State Street Institutional Liquid Reserves Fund, Premier Class	65,347	65,347
TOTAL TEMPORARY CASH INVESTMENTS (Cost $101,264)		101,264
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $22,267,761)		24,314,379
OTHER ASSETS AND LIABILITIES — 0.2%		52,412
TOTAL NET ASSETS — 100.0%		$24,366,791

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	303,593	EUR	274,842	UBS AG	8/31/15	$1,647
USD	7,975	EUR	7,248	UBS AG	8/31/15	13
						$1,660

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
EUR	-	Euro
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

JULY 31, 2015
Assets
Investment securities, at value (cost of $22,267,761)	$24,314,379
Receivable for capital shares sold	64,500
Unrealized appreciation on forward foreign currency exchange contracts	1,660
Dividends and interest receivable	9,513
24,390,052

Liabilities
Accrued management fees	22,750
Distribution and service fees payable	511
23,261

Net Assets	$24,366,791

Net Assets Consist of:
Capital (par value and paid-in surplus)	$20,742,855
Undistributed net investment income	100,802
Undistributed net realized gain	1,474,856
Net unrealized appreciation	2,048,278
$24,366,791

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$22,032,415	1,216,517	$18.11
Institutional Class, $0.01 Par Value	$126,199	6,946	$18.17
R Class, $0.01 Par Value	$178,748	9,975	$17.92
Advisor Class, $0.01 Par Value	$2,029,429	112,567	$18.03

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED JULY 31, 2015
Investment Income (Loss)
Income:
Dividends	$384,105
Interest	118
384,223

Expenses:
Management fees	286,555
Distribution and service fees:
R Class	889
Advisor Class	5,152
Directors' fees and expenses	910
Other expenses	1,140
294,646

Net investment income (loss)	89,577

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,920,909
Foreign currency transactions	11,171
1,932,080

Change in net unrealized appreciation (depreciation) on:
Investments	655,952
Translation of assets and liabilities in foreign currencies	1,660
657,612

Net realized and unrealized gain (loss)	2,589,692

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,679,269

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$89,577	$82,816
Net realized gain (loss)	1,932,080	1,776,672
Change in net unrealized appreciation (depreciation)	657,612	305,740
Net increase (decrease) in net assets resulting from operations	2,679,269	2,165,228

Distributions to Shareholders
From net investment income:
Investor Class	(74,103)	(71,896)
Institutional Class	(322)	(448)
R Class	—	(106)
Advisor Class	(1,090)	(2,304)
From net realized gains:
Investor Class	(370,375)	—
Institutional Class	(968)	—
R Class	(2,889)	—
Advisor Class	(31,791)	—
Decrease in net assets from distributions	(481,538)	(74,754)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(2,764,991)	12,848,853

Net increase (decrease) in net assets	(567,260)	14,939,327

Net Assets
Beginning of period	24,934,051	9,994,724
End of period	$24,366,791	$24,934,051

Undistributed net investment income	$100,802	$75,282

See Notes to Financial Statements.

14

Notes to Financial Statements

JULY 31, 2015

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Legacy Large Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the R Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the

15

fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

16

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.80% to 1.10% for the Investor Class, R Class and Advisor Class. The annual management fee schedule ranges from 0.60% to 0.90% for the Institutional Class. The effective annual management fee for each class for the year ended July 31, 2015 was 1.10% for the Investor Class, R Class and Advisor Class and 0.90% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2015 were $58,140,019 and $60,870,040, respectively.

17

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	756,281	$13,026,159	1,132,021	$18,069,201
Issued in reinvestment of distributions	25,932	439,553	4,579	69,414
Redeemed	(954,707)	(16,507,603)	(413,818)	(6,472,858)
	(172,494)	(3,041,891)	722,782	11,665,757
Institutional Class
Sold	3,251	57,490	—	—
Issued in reinvestment of distributions	76	1,290	30	448
	3,327	58,780	30	448
R Class
Sold	1,642	28,702	7,841	127,158
Issued in reinvestment of distributions	172	2,889	7	106
Redeemed	(3,705)	(64,061)	(248)	(3,987)
	(1,891)	(32,470)	7,600	123,277
Advisor Class
Sold	48,112	830,574	73,448	1,175,120
Issued in reinvestment of distributions	1,945	32,881	152	2,304
Redeemed	(34,428)	(612,865)	(7,457)	(118,053)
	15,629	250,590	66,143	1,059,371
Net increase (decrease)	(155,429)	$(2,764,991)	796,555	$12,848,853

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$24,213,115	—	—
Temporary Cash Investments	65,347	$35,917	—
	$24,278,462	$35,917	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$1,660	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $271,185.

The value of foreign currency risk derivative instruments as of July 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $1,660 in unrealized appreciation on forward foreign currency exchange contracts. For the year ended July 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $11,171 in net realized gain (loss) on foreign currency transactions and $1,660 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$176,179	$74,754
Long-term capital gains	$305,359	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

19

As of July 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$22,348,820
Gross tax appreciation of investments	$2,347,576
Gross tax depreciation of investments	(382,017)
Net tax appreciation (depreciation) of investments	1,965,559
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$1,965,559
Undistributed ordinary income	$871,509
Accumulated long-term gains	$786,868

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

20

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$16.61	0.06	1.76	1.82	(0.05)	(0.27)	(0.32)	$18.11	11.08%	1.11%	0.36%	226%	$22,032
2014	$14.18	0.09	2.43	2.52	(0.09)	—	(0.09)	$16.61	17.87%	1.10%	0.57%	202%	$23,075
2013	$11.07	0.11	3.11	3.22	(0.11)	—	(0.11)	$14.18	29.31%	1.11%	0.89%	216%	$9,449
2012	$10.62	0.12	0.42	0.54	(0.09)	—	(0.09)	$11.07	5.12%	1.11%	1.08%	204%	$6,381
2011	$8.81	0.12	1.78	1.90	(0.09)	—	(0.09)	$10.62	21.69%	1.11%	1.23%	194%	$5,742
Institutional Class
2015	$16.66	0.09	1.78	1.87	(0.09)	(0.27)	(0.36)	$18.17	11.33%	0.91%	0.56%	226%	$126
2014	$14.22	0.12	2.44	2.56	(0.12)	—	(0.12)	$16.66	18.12%	0.90%	0.77%	202%	$60
2013	$11.10	0.14	3.11	3.25	(0.13)	—	(0.13)	$14.22	29.57%	0.91%	1.09%	216%	$51
2012	$10.65	0.14	0.42	0.56	(0.11)	—	(0.11)	$11.10	5.32%	0.91%	1.28%	204%	$48
2011	$8.84	0.13	1.79	1.92	(0.11)	—	(0.11)	$10.65	21.86%	0.91%	1.43%	194%	$64
R Class
2015	$16.47	(0.02)	1.74	1.72	—	(0.27)	(0.27)	$17.92	10.52%	1.61%	(0.14)%	226%	$179
2014	$14.06	0.01	2.42	2.43	(0.02)	—	(0.02)	$16.47	17.28%	1.60%	0.07%	202%	$195
2013	$10.97	0.05	3.09	3.14	(0.05)	—	(0.05)	$14.06	28.76%	1.61%	0.39%	216%	$60
2012	$10.53	0.06	0.41	0.47	(0.03)	—	(0.03)	$10.97	4.53%	1.61%	0.58%	204%	$34
2011	$8.74	0.06	1.77	1.83	(0.04)	—	(0.04)	$10.53	21.02%	1.61%	0.73%	194%	$27

21

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Advisor Class
2015	$16.54	0.02	1.75	1.77	(0.01)	(0.27)	(0.28)	$18.03	10.78%	1.36%	0.11%	226%	$2,029
2014	$14.12	0.04	2.44	2.48	(0.06)	—	(0.06)	$16.54	17.57%	1.35%	0.32%	202%	$1,603
2013	$11.02	0.08	3.10	3.18	(0.08)	—	(0.08)	$14.12	29.04%	1.36%	0.64%	216%	$435
2012	$10.58	0.09	0.41	0.50	(0.06)	—	(0.06)	$11.02	4.78%	1.36%	0.83%	204%	$280
2011	$8.78	0.10	1.77	1.87	(0.07)	—	(0.07)	$10.58	21.34%	1.36%	0.98%	194%	$292

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Large Cap Fund (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Large Cap Fund of American Century Growth Funds, Inc. as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 17, 2015

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Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	78	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	78	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	78	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	78	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	78	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	78	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	78	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	78	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

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Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

27

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to

28

other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

29

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2015.

For corporate taxpayers, the fund hereby designates $176,179, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2015 as qualified for the corporate dividends received deduction.

The fund hereby designates $153,611 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended July 31, 2015.

The fund hereby designates $365,135, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended July 31, 2015.

The fund utilized earnings and profits of $119,036 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86674 1509

ANNUAL REPORT	JULY 31, 2015

Legacy Multi Cap Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended July 31, 2015. It provides investment performance and portfolio information for the reporting period, plus longer-term historical performance data.

Annual reports remain important vehicles for conveying information about fund returns, including market and economic factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Jonathan Thomas

Global Divergence Helped Trigger Market Volatility

“Global divergence” between the U.S. and the rest of the world emerged as a prevalent theme during the reporting period. This theme embraced not only the relatively stronger economic growth enjoyed by the U.S. compared with most of the world, but also the related contrast between the U.S. Federal Reserve’s unwinding of monetary stimulus compared with the continuation and expansion of stimulus by other major central banks. These central bank moves helped trigger big swings in market returns.

In October 2014, the U.S. Federal Reserve ended its latest bond-buying program (quantitative easing, QE). But while QE was ending in the U.S., other major central banks were starting or increasing QE as their economies faltered. This divergence helped fuel increased demand for the U.S. dollar and U.S. dollar-denominated assets, and put downward pressure on commodities prices, most notably oil. Low inflation also prevailed, after crude oil prices plunged amid muted demand for commodities in general. In this environment, the U.S. dollar, U.S. stocks, and longer-maturity U.S. Treasuries generally benefited from “flight to quality” capital flows, reinforced by geopolitical and financial turmoil, particularly in Russia/Ukraine, Greece, China, and the Middle East.

We expect more monetary policy divergence between the U.S. and other major developed economies in the coming months, accompanied by continued market volatility. This could present both challenges and opportunities for active investment managers. Upward pressures on inflation and interest rates could develop as the massive amount of global monetary stimulus in progress takes hold and economies improve. In this environment, we continue to believe in a disciplined, diversified, long-term investment approach, using professionally managed stock and bond portfolios to meet financial goals. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of July 31, 2015
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ACMNX	13.94%	17.29%	7.85%	5/31/06
Russell 3000 Index	—	11.28%	16.34%	8.06%	—
Institutional Class	ACMHX	14.19%	17.51%	8.06%	5/31/06
R Class	ACMEX	13.43%	16.70%	7.29%	5/31/06
Advisor Class	ACMFX	13.67%	16.98%	7.57%	5/31/06

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on July 31, 2015
Investor Class — $20,001

Russell 3000 Index — $20,357

*From May 31, 2006, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R Class	Advisor Class
1.15%	0.95%	1.65%	1.40%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: John T. Small Jr. and Stephen Pool

Performance Summary

Legacy Multi Cap returned 13.94%* for the 12 months ended July 31, 2015, outperforming the 11.28% return of the portfolio’s benchmark, the Russell 3000 Index.

U.S. stock indices delivered solid returns during the reporting period, despite weakness in the final months due primarily to global economic concerns. Within the Russell 3000 Index, health care was the top-performing sector, returning more than 30%. Consumer discretionary, consumer staples, financials, and information technology stocks also posted strong results that outpaced the benchmark average. Energy stocks were hurt by falling commodity prices and fell sharply, losing more than 28%. Materials and telecommunication services stocks declined modestly.

Throughout the year, we continued to use our quantitative process that continually evaluates the market environment and its influence on company characteristics that identify potentially successful stocks. Purchases and sales, as well as individual security and industry allocations, are the result of applying this process as company-specific and market events change. Stock selection in several sectors, especially industrials and consumer discretionary, benefited results versus the Russell 3000 Index. Stock choices in the energy sector hampered relative results, although an underweight in the sector was beneficial.

Industrials and Consumer Discretionary Stocks Were Top Contributors

Stock selection in the industrials sector benefited relative results, especially in the machinery industry. Pall Corp., which makes filtration systems used in the life sciences and beverage industries, rose on news that it would be acquired by Danaher, which is not a portfolio holding. Stock selection in the consumer discretionary and financials sectors was also beneficial, especially among hotels, restaurants, and leisure companies and real estate investment trusts.

Elsewhere, Electronic Arts was a major contributor. The video game maker reported strong results with improving operating margins driven by costs controls, a higher percentage of video games being delivered digitally, and a gaming console refresh cycle. The position was eliminated. Pharmaceuticals companies and health care providers and services companies aided results. Pharmaceutical firm Hospira was a top contributor, aided by its acquisition by fund holding Pfizer. Because of the acquisition, Hospira is no longer in the portfolio.

Energy Stocks Weighed on Results

Energy stocks were hit hard by falling oil and commodity prices. Chesapeake Energy, Royal Dutch Shell, Marathon Oil, and EOG Resources were major detractors in the sector. Chesapeake Energy and Marathon Oil were eliminated. Marathon Petroleum, a separate refining company, remains in the portfolio.

*
All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Semiconductor stocks have struggled in the first half of 2015 due to global concerns—especially in China—reduced demand for PCs, and other factors. Magnachip Semiconductor and Micron Technology were major detractors. Magnachip was eliminated. Relative results were hurt by not owning Amazon.com, a component of the Russell 3000 Index. The internet retailer performed well in the period after reporting results that detailed its cloud hosting business for the first time. This information gave more clarity into the impact of this business on the firm’s overall growth and profitability and led to an increase in the stock price.

Outlook

The U.S. economy has grown modestly but expectations for rising interest rates in the U.S. and global economic concerns suggest continued volatility. Whatever the conditions, we will continue to employ a disciplined investment approach that uses a quantitative process that combines the market environment and company-specific characteristics to identify opportunities in any given market environment. The quantitative model allows us to uncover investments across the growth, value, and market-capitalization spectrums.

Fund Characteristics

JULY 31, 2015
Top Ten Holdings	% of net assets
Apple, Inc.	1.9%
Microsoft Corp.	1.4%
Exxon Mobil Corp.	1.2%
Buffalo Wild Wings, Inc.	1.1%
Wells Fargo & Co.	1.1%
Amgen, Inc.	1.1%
Baxter International, Inc.	1.0%
Royal Dutch Shell plc, Class A ADR	1.0%
Akamai Technologies, Inc.	1.0%
Johnson & Johnson	1.0%

Top Five Industries	% of net assets
Capital Markets	5.4%
Oil, Gas and Consumable Fuels	5.0%
Software	5.0%
Media	4.8%
Pharmaceuticals	4.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Temporary Cash Investments	2.5%
Other Assets and Liabilities	(0.1)%

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2015 to July 31, 2015.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/15	Ending Account Value 7/31/15	Expenses Paid During Period(1) 2/1/15 - 7/31/15	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,077.30	$5.92	1.15%
Institutional Class	$1,000	$1,078.50	$4.90	0.95%
R Class	$1,000	$1,074.60	$8.49	1.65%
Advisor Class	$1,000	$1,076.20	$7.21	1.40%
Hypothetical
Investor Class	$1,000	$1,019.09	$5.76	1.15%
Institutional Class	$1,000	$1,020.08	$4.76	0.95%
R Class	$1,000	$1,016.61	$8.25	1.65%
Advisor Class	$1,000	$1,017.85	$7.00	1.40%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments

JULY 31, 2015

	Shares	Value
COMMON STOCKS — 97.6%
Aerospace and Defense — 3.2%
Curtiss-Wright Corp.	5,588	$376,464
Lockheed Martin Corp.	1,741	360,561
Rockwell Collins, Inc.	2,858	241,844
Textron, Inc.	8,725	381,282
		1,360,151
Air Freight and Logistics — 0.5%
United Parcel Service, Inc., Class B	1,984	203,082
Airlines — 2.0%
American Airlines Group, Inc.	10,474	420,008
Ryanair Holdings plc ADR	5,683	421,167
		841,175
Auto Components — 0.7%
Delphi Automotive plc	3,933	307,089
Automobiles — 1.8%
Ford Motor Co.	25,889	383,934
Honda Motor Co. Ltd. ADR	11,150	378,654
		762,588
Banks — 3.7%
PNC Financial Services Group, Inc. (The)	3,771	370,237
U.S. Bancorp	8,328	376,509
Valley National Bancorp	35,142	348,609
Wells Fargo & Co.	8,073	467,184
		1,562,539
Biotechnology — 1.1%
Amgen, Inc.	2,615	461,783
Capital Markets — 5.4%
Affiliated Managers Group, Inc.(1)	1,841	382,744
AllianceBernstein Holding LP	14,439	396,639
Invesco Ltd.	10,509	405,647
Janus Capital Group, Inc.	23,841	390,516
KCG Holdings, Inc., Class A(1)	29,078	308,808
KKR & Co. LP	16,721	399,632
		2,283,986
Chemicals — 2.3%
CVR Partners LP	13,822	177,751
Mosaic Co. (The)	7,132	306,248
Sensient Technologies Corp.	5,167	353,371
Valspar Corp. (The)	1,748	145,574
		982,944
Commercial Services and Supplies — 0.9%
Stericycle, Inc.(1)	2,805	395,421

	Shares	Value
Communications Equipment — 0.9%
Alliance Fiber Optic Products, Inc.	19,643	$394,235
Consumer Finance — 0.6%
American Express Co.	3,488	265,297
Distributors — 0.9%
Genuine Parts Co.	4,436	394,582
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	8,623	403,470
Electric Utilities — 2.0%
Duke Energy Corp.	3,843	285,228
Eversource Energy	3,752	186,549
PPL Corp.	11,623	369,728
		841,505
Electrical Equipment — 0.7%
Acuity Brands, Inc.	1,505	302,791
Electronic Equipment, Instruments and Components — 2.6%
Corning, Inc.	22,220	415,069
OSI Systems, Inc.(1)	3,965	278,264
Rofin-Sinar Technologies, Inc.(1)	16,453	410,338
		1,103,671
Energy Equipment and Services — 0.7%
Halliburton Co.	7,414	309,831
Food and Staples Retailing — 3.0%
Kroger Co. (The)	10,863	426,264
Wal-Mart Stores, Inc.	5,803	417,700
Walgreens Boots Alliance, Inc.	4,340	419,374
		1,263,338
Food Products — 1.9%
Archer-Daniels-Midland Co.	8,351	396,004
McCormick & Co., Inc.	4,981	408,492
		804,496
Health Care Equipment and Supplies — 2.0%
Baxter International, Inc.	11,046	442,723
Varian Medical Systems, Inc.(1)	4,569	393,254
		835,977
Health Care Providers and Services — 3.4%
Aetna, Inc.	1,966	222,099
Cardinal Health, Inc.	4,979	423,115
Express Scripts Holding Co.(1)	4,365	393,156
UnitedHealth Group, Inc.	3,508	425,871
		1,464,241
Health Care Technology — 1.0%
Merge Healthcare, Inc.(1)	77,011	422,790
Hotels, Restaurants and Leisure — 2.1%
Boyd Gaming Corp.(1)	24,668	421,576
Buffalo Wild Wings, Inc.(1)	2,439	477,020
		898,596

	Shares	Value
Household Durables — 1.0%
Cavco Industries, Inc.(1)	5,899	$431,099
Household Products — 0.9%
Procter & Gamble Co. (The)	4,881	374,373
Independent Power and Renewable Electricity Producers — 1.0%
Ormat Technologies, Inc.	10,516	427,791
Industrial Conglomerates — 0.9%
General Electric Co.	14,644	382,208
Insurance — 3.8%
CNA Financial Corp.	9,944	393,981
HCI Group, Inc.	9,403	422,007
Principal Financial Group, Inc.	7,704	427,649
Unum Group	11,045	395,853
		1,639,490
Internet and Catalog Retail — 0.9%
TripAdvisor, Inc.(1)	4,953	393,169
Internet Software and Services — 2.9%
Akamai Technologies, Inc.(1)	5,730	439,548
Facebook, Inc., Class A(1)	4,290	403,303
MercadoLibre, Inc.	3,149	411,543
		1,254,394
IT Services — 2.9%
FleetCor Technologies, Inc.(1)	2,718	420,801
International Business Machines Corp.	2,599	421,012
Total System Services, Inc.	8,869	409,925
		1,251,738
Leisure Products — 1.0%
Nautilus, Inc.(1)	19,291	407,619
Life Sciences Tools and Services — 2.8%
Agilent Technologies, Inc.	10,547	431,899
Bio-Techne Corp.	3,702	404,925
Waters Corp.(1)	2,765	369,100
		1,205,924
Machinery — 1.0%
Pall Corp.	3,315	419,182
Media — 4.8%
Comcast Corp., Class A	6,691	417,585
Entravision Communications Corp., Class A	55,879	428,592
Gray Television, Inc.(1)	24,612	415,697
Morningstar, Inc.	4,520	385,059
Omnicom Group, Inc.	5,749	420,137
		2,067,070
Oil, Gas and Consumable Fuels — 5.0%
Cabot Oil & Gas Corp.	6,935	181,420
Chevron Corp.	2,748	243,143
EOG Resources, Inc.	4,786	369,432

	Shares	Value
Exxon Mobil Corp.	6,510	$515,657
Marathon Petroleum Corp.	7,339	401,223
Royal Dutch Shell plc, Class A ADR	7,659	440,239
		2,151,114
Personal Products — 1.0%
Estee Lauder Cos., Inc. (The), Class A	4,700	418,817
Pharmaceuticals — 4.6%
Eli Lilly & Co.	3,794	320,631
Jazz Pharmaceuticals plc(1)	2,254	433,309
Johnson & Johnson	4,374	438,318
Pfizer, Inc.	12,147	438,021
Prestige Brands Holdings, Inc.(1)	7,117	338,912
		1,969,191
Professional Services — 0.9%
RPX Corp.(1)	25,147	389,276
Real Estate Investment Trusts (REITs) — 2.6%
Agree Realty Corp.	12,116	375,475
AvalonBay Communities, Inc.	2,032	350,195
Chambers Street Properties	50,641	375,756
		1,101,426
Semiconductors and Semiconductor Equipment — 2.1%
Integrated Device Technology, Inc.(1)	12,016	229,626
Intel Corp.	14,753	427,099
Micron Technology, Inc.(1)	11,970	221,565
		878,290
Software — 5.0%
Fortinet, Inc.(1)	8,679	414,336
Infoblox, Inc.(1)	11,090	260,615
Microsoft Corp.	12,782	596,919
Oracle Corp.	10,661	425,800
Tyler Technologies, Inc.(1)	3,041	424,341
		2,122,011
Specialty Retail — 1.0%
Home Depot, Inc. (The)	3,645	426,574
Technology Hardware, Storage and Peripherals — 3.0%
Apple, Inc.	6,691	811,618
Hewlett-Packard Co.	13,478	411,348
Seagate Technology plc	1,181	59,759
		1,282,725
Thrifts and Mortgage Finance — 1.4%
New York Community Bancorp, Inc.	10,822	205,943
Northwest Bancshares, Inc.	30,547	387,641
		593,584
Tobacco — 0.9%
Philip Morris International, Inc.	4,257	364,101

	Shares	Value
Water Utilities — 0.9%
American Water Works Co., Inc.	7,237	$375,673
Wireless Telecommunication Services — 1.0%
SBA Communications Corp., Class A(1)	3,542	427,590
TOTAL COMMON STOCKS (Cost $40,536,748)		41,620,007
TEMPORARY CASH INVESTMENTS — 2.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 1.625%, 1/31/19 - 7/31/19, valued at $173,181), in a joint trading account at 0.11%, dated 7/31/15, due 8/3/15 (Delivery value $169,388)		169,386
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 1.50%, 12/31/18, valued at $207,787), in a joint trading account at 0.05%, dated 7/31/15, due 8/3/15 (Delivery value $203,265)		203,264
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 2.125%, 12/31/21, valued at $693,563), at 0.02%, dated 7/31/15, due 8/3/15 (Delivery value $678,001)		678,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,050,650)		1,050,650
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $41,587,398)		42,670,657
OTHER ASSETS AND LIABILITIES — (0.1)%		(53,612)
TOTAL NET ASSETS — 100.0%		$42,617,045

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	372,150	GBP	238,718	Credit Suisse AG	8/28/15	$(580)
USD	9,382	GBP	6,013	Credit Suisse AG	8/28/15	(6)
USD	13,459	GBP	8,613	Credit Suisse AG	8/28/15	11
USD	311,783	JPY	38,534,563	Credit Suisse AG	8/31/15	780
USD	7,169	JPY	885,323	Credit Suisse AG	8/31/15	23
						$228

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GBP	-	British Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

Statement of Assets and Liabilities

JULY 31, 2015
Assets
Investment securities, at value (cost of $41,587,398)	$42,670,657
Receivable for capital shares sold	67,553
Unrealized appreciation on forward foreign currency exchange contracts	814
Dividends and interest receivable	30,006
42,769,030

Liabilities
Payable for capital shares redeemed	112,271
Unrealized depreciation on forward foreign currency exchange contracts	586
Accrued management fees	38,139
Distribution and service fees payable	989
151,985

Net Assets	$42,617,045

Net Assets Consist of:
Capital (par value and paid-in surplus)	$44,731,751
Undistributed net investment income	174,193
Accumulated net realized loss	(3,372,386)
Net unrealized appreciation	1,083,487
$42,617,045

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$37,462,824	2,020,133	$18.54
Institutional Class, $0.01 Par Value	$504,156	26,987	$18.68
R Class, $0.01 Par Value	$655,356	36,084	$18.16
Advisor Class, $0.01 Par Value	$3,994,709	217,672	$18.35

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED JULY 31, 2015
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,675)	$419,968
Interest	160
420,128

Expenses:
Management fees	293,685
Distribution and service fees:
R Class	1,641
Advisor Class	5,534
Directors' fees and expenses	848
Other expenses	1,614
303,322

Net investment income (loss)	116,806

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	2,650,772
Foreign currency transactions	22,876
2,673,648

Change in net unrealized appreciation (depreciation) on:
Investments	48,076
Translation of assets and liabilities in foreign currencies	228
48,304

Net realized and unrealized gain (loss)	2,721,952

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,838,758

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED JULY 31, 2015 AND JULY 31, 2014
Increase (Decrease) in Net Assets	July 31, 2015	July 31, 2014
Operations
Net investment income (loss)	$116,806	$76,658
Net realized gain (loss)	2,673,648	2,029,106
Change in net unrealized appreciation (depreciation)	48,304	(476,478)
Net increase (decrease) in net assets resulting from operations	2,838,758	1,629,286

Distributions to Shareholders
From net investment income:
Investor Class	(82,323)	(155,888)
Institutional Class	(224)	(378)
R Class	—	(1,047)
Advisor Class	(3,808)	(5,655)
Decrease in net assets from distributions	(86,355)	(162,968)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,238,750	12,838,925

Net increase (decrease) in net assets	17,991,153	14,305,243

Net Assets
Beginning of period	24,625,892	10,320,649
End of period	$42,617,045	$24,625,892

Undistributed net investment income	$174,193	$86,345

See Notes to Financial Statements.

Notes to Financial Statements

JULY 31, 2015

1. Organization

American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Legacy Multi Cap Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, the Institutional Class, the R Class and the Advisor Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors: trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.85% to 1.15% for the Investor Class, R Class and Advisor Class. The annual management fee schedule ranges from 0.65% to 0.95% for the Institutional Class. The effective annual management fee for each class for the year ended July 31, 2015 was 1.15% for the Investor Class, R Class and Advisor Class and 0.95% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the R Class and Advisor Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The plans provide that the Advisor Class will pay ACIS an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended July 31, 2015 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended July 31, 2015 were $64,381,785 and $49,452,646, respectively.

5. Capital Share Transactions

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the fund were as follows:

	Year ended July 31, 2015		Year ended July 31, 2014
	Shares	Amount	Shares	Amount
Investor Class
Sold	1,349,491	$24,612,615	859,441	$13,788,470
Issued in reinvestment of distributions	4,735	80,214	9,711	148,871
Redeemed	(632,900)	(10,947,784)	(248,279)	(3,915,271)
	721,326	13,745,045	620,873	10,022,070
Institutional Class
Sold	25,188	468,855	307	4,996
Issued in reinvestment of distributions	13	224	25	378
Redeemed	(134)	(2,509)	—	—
	25,067	466,570	332	5,374
R Class
Sold	37,580	658,916	1,113	17,370
Issued in reinvestment of distributions	—	—	69	1,047
Redeemed	(10,334)	(181,566)	(281)	(4,040)
	27,246	477,350	901	14,377
Advisor Class
Sold	188,778	3,388,941	204,244	3,319,051
Issued in reinvestment of distributions	227	3,808	366	5,570
Redeemed	(170,425)	(2,842,964)	(32,335)	(527,517)
	18,580	549,785	172,275	2,797,104
Net increase (decrease)	792,219	$15,238,750	794,381	$12,838,925

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$41,620,007	—	—
Temporary Cash Investments	—	$1,050,650	—
	$41,620,007	$1,050,650	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$814	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	$(586)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $523,337.

The value of foreign currency risk derivative instruments as of July 31, 2015, is disclosed on the Statement of Assets and Liabilities as an asset of $814 in unrealized appreciation on forward foreign currency exchange contracts and a liability of $586 in unrealized depreciation on forward foreign currency exchange contracts. For the year ended July 31, 2015, the effect of foreign currency risk derivative instruments on the Statement of Operations was $23,089 in net realized gain (loss) on foreign currency transactions and $228 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The tax character of distributions paid during the years ended July 31, 2015 and July 31, 2014 were as follows:

	2015	2014
Distributions Paid From
Ordinary income	$86,355	$162,968
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2015, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$41,641,747
Gross tax appreciation of investments	$2,154,283
Gross tax depreciation of investments	(1,125,373)
Net tax appreciation (depreciation) of investments	1,028,910
Net tax appreciation (depreciation) on derivatives	—
Net tax appreciation (depreciation)	$1,028,910
Undistributed ordinary income	$174,421
Accumulated short-term capital losses	$(3,318,037)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,616,950) and $(701,087) expire in 2017 and 2018, respectively.

Financial Highlights

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2015	$16.35	0.09	2.18	2.27	(0.08)	$18.54	13.94%	1.16%	0.48%	193%	$37,463
2014	$14.46	0.09	2.01	2.10	(0.21)	$16.35	14.60%	1.15%	0.54%	175%	$21,232
2013	$11.30	0.15	3.20	3.35	(0.19)	$14.46	30.01%	1.16%	1.21%	170%	$9,801
2012	$10.90	0.19	0.33	0.52	(0.12)	$11.30	4.87%	1.16%	1.72%	179%	$8,321
2011	$8.74	0.12	2.04	2.16	—	$10.90	24.71%	1.17%	1.14%	246%	$8,041
Institutional Class
2015	$16.47	0.11	2.22	2.33	(0.12)	$18.68	14.19%	0.96%	0.68%	193%	$504
2014	$14.56	0.12	2.03	2.15	(0.24)	$16.47	14.86%	0.95%	0.74%	175%	$32
2013	$11.38	0.18	3.21	3.39	(0.21)	$14.56	30.23%	0.96%	1.41%	170%	$23
2012	$10.98	0.22	0.32	0.54	(0.14)	$11.38	5.05%	0.96%	1.92%	179%	$18
2011	$8.79	0.14	2.05	2.19	—	$10.98	24.91%	0.97%	1.34%	246%	$33
R Class
2015	$16.01	(0.01)	2.16	2.15	—	$18.16	13.43%	1.66%	(0.02)%	193%	$655
2014	$14.16	—(3)	1.98	1.98	(0.13)	$16.01	14.03%	1.65%	0.04%	175%	$142
2013	$11.07	0.06	3.16	3.22	(0.13)	$14.16	29.36%	1.66%	0.71%	170%	$112
2012	$10.68	0.16	0.30	0.46	(0.07)	$11.07	4.34%	1.66%	1.22%	179%	$42
2011	$8.61	0.07	2.00	2.07	—	$10.68	24.04%	1.67%	0.64%	246%	$72

For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Advisor Class
2015	$16.18	0.05	2.16	2.21	(0.04)	$18.35	13.67%	1.41%	0.23%	193%	$3,995
2014	$14.31	0.05	1.99	2.04	(0.17)	$16.18	14.32%	1.40%	0.29%	175%	$3,221
2013	$11.19	0.12	3.16	3.28	(0.16)	$14.31	29.63%	1.41%	0.96%	170%	$384
2012	$10.79	0.17	0.32	0.49	(0.09)	$11.19	4.65%	1.41%	1.47%	179%	$315
2011	$8.68	0.09	2.02	2.11	—	$10.79	24.31%	1.42%	0.89%	246%	$393

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Growth Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legacy Multi Cap Fund (the “Fund”), one of the funds constituting American Century Growth Funds, Inc., as of July 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legacy Multi Cap Fund of American Century Growth Funds, Inc. as of July 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
September 17, 2015

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is treated as an “interested person” because of his recent employment with ACC and American Century Services, LLC (ACS). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and ACS, and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company)	78	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	78	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	78	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager)	78	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	78	Euronet Worldwide Inc.; MGP Ingredients, Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	78	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	78	Applied Industrial Technologies, Inc. (2001 to 2010)
Interested Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	78	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	124	BioMed Valley Discoveries, Inc.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2015, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to other investment management clients of the Advisor;

•	acquired fund fees and expenses;

•	payments to intermediaries by the Fund and the Advisor; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the

Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended July 31, 2015.

For corporate taxpayers, the fund hereby designates $86,355, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended July 31, 2015 as qualified for the corporate dividends received deduction.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Growth Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2015 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-86675 1509

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, Stephen E. Yates, Thomas A. Brown and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2014:    $48,530
FY 2015:    $50,271

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(d)    All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2014:    $0
FY 2015:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2014:    $0
FY 2015:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2014:    $97,308
FY 2015:    $95,500

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Growth Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	September 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	September 28, 2015

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	September 28, 2015